Exhibit 99.1
Goldman Sachs Energy Conference January 2007

Important Investor Information Company Information Encore Acquisition Company NYSE Ticker Symbol "EAC" Corporate Headquarters 777 Main Street, Suite 1400 Fort Worth, TX 76102 (817) 877-9955 main (817) 877-1655 fax www.encoreacq.com Investor Contacts Jonny Brumley Chief Executive Officer President (817) 339-0902 direct jsbrumley@encoreacq.com Bob Reeves Chief Financial Officer Senior Vice President (817) 339-0918 direct rcreeves@encoreacq.com About Forward-Looking Statements

Encore Focus Domestic onshore oil and gas producer with properties located in the Rockies, the Mid-Continent, and the Permian Basin Create value through three competitive advantages Strategic acquisitions Focused reservoir management Creative deal structures that enhance inventory Preserve value through a prudent hedge policy

30,820 BOEPD average production 196 MMBOE of proved reserves Reserves / production 17 years Oil about two-thirds of total production Encore Overview (1) Average production through 3Q06 plus guidance provided for 4Q06. (2) Proved reserves per Miller and Lents as of 12/31/05. (3) See appendix for R/P calculation. (2) (1) (3)

Results of Strategy To create a portfolio of properties that we are able to grow through exploitation

Reservoir Management Results ~ Proved Reserves Proved Reserves at Acquisition Encore's acquisition program and reservoir management adds reserves and creates value 1.9x 1.4x 1.6x 1.3x 1.7x Current proved developed producing reserves are 1.3x the estimate of total proved reserves at the time of acquisition Current total proved reserves are 1.7x the estimate of total proved reserves at the time of the acquisition Proved + Production Note: Based on proved reserves per Miller and Lents as of 12/31/05.

Proved Reserves at Acquisition We add value - time and time again 2.8x 2.0x 3.3x 2.0x 2.7x Including unrisked identified potential, the in-house value is 2.7x the estimate of total proved reserves at the time of acquisition Proved + Production + Upsides Reservoir Management Results ~ Proved Reserves Plus Upsides Note: Based on proved reserves per Miller and Lents as of 12/31/05. Upside potential is based on internal estimates

Reservoir Management Results ~ CCA Cortez acquisition - CCA drilling and waterfloods, Permian waterfloods, Permian gas drilling, Barnett Shale drilling, Oklahoma gas drilling Note: Based on internal estimates

Reservoir Management Results ~ Cedar Creek Anticline (1) (1) Reserve Growth Index equals reserve adds to date plus acquired reserves divided by acquired reserves.

Reservoir Management Results ~ Pennel B Lease


Glendive North
Glendive
Gas City
North Pine
South Pine
Cabin Creek
Monarch
Pennel
Coral Creek
Little Beaver
MONTANA
NORTH DAKOTA
Encore Properties


Pennel B Lease
Improved waterflood response
Downspaced to 40 acre
Drilled horizontal wells
Encore purchased from Shell
Gross Oil Production -BOPD-
4000
3500
3000
2500
2000
1500
1000
500
0
99
00
01
02
03
04
05
06
07
130% Rate of return at $55 NYMEX
$70MM PV10 at $55 NYMEX
Production increase of 1,300 BOE per day

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Note: Gross oil production includes barrels allocable to the net profits interest

Reservoir Management Results ~ CCA CCA High pressure air injection project performance at Pennel and Little Beaver

CCA Air projects - Well responses Improve air injection completion design Optimizing lift on wells that have not seen response Improve injection conformance thru selected squeezing of fast air injectors Decrease lifting costs as pumping wells are converted to flowing wells HPAI project enhancements Reservoir Management Results Air injection begins at Pennel - Phase I Air injection begins at Little Beaver - Phase I Air injection begins At Pennel - Phase II

(1) Year-End Proved Reserves 2 2 % C A G R ( 1 9 9 9 - 2 0 0 5 ) 1 8 % C A G R ( 1 9 9 9 - 2 0 0 5 ) Reservoir Management Results ~ Production & Reserves Average Daily Production Double-digit production and reserve growth from 1999 to 2005 71 91 104 128 141 173 196 (1) Average production through 3Q06 plus guidance provided for 4Q06.

Future Opportunities

Strong Reserve Base and Potential 140 196 481 285 MMBOE of unrisked upside potential on top of a 196 MMBOE reserve base Other Ordivician HPAI Unrisked Nonproven Upside Potential RRU4 HPAI Unrisked Nonproven Upside Potential Conventional Unrisked Drilling Upside Potential Waterflood & CO2 Unrisked Nonproven Upside Potential Proved Undeveloped - Capital not yet invested Proved Undeveloped - Capital already invested Proved Developed 56 56 Mississippian HPAI Unrisked Nonproven Upside Potential Ordivician

Future Oil Opportunities

Improved Oil Recovery Purchase huge fields and make them better CCA 3,000 Million barrels Bell Creek 300 Million barrels East Cowden Greyburg Unit 120 Million barrels Fuhrman Nix 300 Million barrels Boyd Mallett 50 Million barrels Howard Glasscock 75 Million barrels Total 4 Billion barrels Original Oil in Place Note: Original oil in place is based on internal estimates. Original oil in place is not an estimate of the amount of recoverable oil in place.

CCA ~ Original Oil in Place Analysis Currently Producing HPAI Projects 3.25 Billion Gross Barrels of Original Oil in Place There is Still A Lot of Meat on The Bone Note: Original oil in place and upside potential are based on internal estimates. Original oil in place is not an estimate of the amount of recoverable oil in place. - Tertiary - Waterflood - Horizontal drilling 120 miles long spanning three states (Montana, North Dakota and South Dakota) Over 3.25 billion gross barrels of original oil in place Only 464 million gross barrels of cumulative production 117 MMBOE net proved reserves 210 MMBOE net unrisked upside potential

Future Opportunities ~ Coral Creek Encore purchased from Shell Coral Creek 45% Rate of return at $55 NYMEX $19MM PV10 at $50 NYMEX Production increase of 1,200 BOE per day Estimated improved waterflood response Drilled horizontal wells

Future Opportunities ~ Gas City and Glendive



Glendive North
Glendive
Gas City
North Pine
South Pine
Cabin Creek
Monarch
Pennel
Coral Creek
Little Beaver
MONTANA
NORTH DAKOTA
Encore Properties



Gas City and Glendive
Gross Oil Production - BOPD
Drilled horizontal wells
Estimated improved waterflood response
Cortez – Drilled horizontal wells
Encore purchased from Cortez
19% Rate of return at $55 NYMEX
$13MM PV10 at $55 NYMEX
Production increase of 1,000 BOE per day
0
200
400
600
800
1000
1200
1400
1600
1800
99
00
01
02
03
04
05
06
07
08
09
10
11
12

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Future Opportunities ~ Permian Basin 20% production increase over estimate at acquisition No new wells drilled since acquisition Managing our business Stimulations Returning wells to production Surveillance Minimized downtime Company lease operators West Texas Kerr McGee acquisition - Waterfloods Encore purchased from Kerr McGee

Future Gas Opportunities

Future Opportunities ~ Gas Drilling

Oklahoma - Verden

- EAC Gross/Net Acres - 23,780 / 13,100
- Four rigs currently drilling, three on EAC acreage
- EAC Gross Reserves - 4.7 Bcf/well
- PUD Gross/Net Reserves - 66 Bcf / 12 Bcf
- Unrisked PROB Gross/Net Reserves - 66 Bcf / 14 Bcf
- 14 currently identified PUD's (2 drilling)
- Depositional Modeling has allowed high-grading of areas and non-op drillwell participation
- Encore's McLane 1-9
  - Pay – 38 Net feet
  - Reservoir pressure is higher than normal
  - Expected production date: Late first quarter 2007


LEGEND
Red Squares – PUD Locations
Red Arrow – Currently Drilling PUD
Red Triangles – PROB Locations (Operated and Non-Op)
Green Circle – Encore Operated McLane USA 1-9
Black Derricks – Currently Drilling (Non-Op)
T7N-R9W
T7N-R8W
T6N-R9W
T6N-R8W
3-D Seismic Outline

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IP= 0.5 IP= 1.1 IP= 1.3 IP=2.4 IP= 2.5 {Posted IP in mmcfd} Present day example of a braided stream system (Travis Peak depositional environment) Five wells drilled to date Initial rates exceeding expectations of 750 mcfd Unit Sales in Excess of 4,000 mcfd Fourth well tested 2,500 mcfd (turned to sales on 10/29/06) Fifth well tested 2,400 mcfd (turned to sales on 11/18/06) Approximately 2,200 acres pending development 40 acre spacing Future Opportunities ~ Gas Drilling East Texas - Travis Peak

Future Opportunities ~ Gas Drilling East Texas - Cotton Valley 20 acre Infill Development Program +4,500 gross acres in project - WI 100%, NRI 75% Testing 20 acre infill First 2 wells had original bottom hole pressure Initial completion comparable to 40 acre spaced wells 10 - 20 potential infill loc., 1.0 - 1.5 bcfe (gross) Infill Unrisked Upside: 20 bcfe (net) Evaluating Horizontal Potential Low risk because all development is in-field

Joint Venture Strategy Majors are looking for competent partners to develop legacy fields Joint development agreements enhance Encore's inventory without acquiring the existing production Adds low risk drilling opportunities Establishes Encore as a preferred joint development partner In 2006 Encore successfully negotiated deals with 29 MMBOE of unrisked potential West Texas joint venture New Mexico farm-outs Brown Bassett Wolfcamp farm-out

West Texas Joint Venture with ExxonMobil Scope Legacy fields with over 10 TCFE of cumulative production 295 locations already identified on over 100,000 acres 120 BCFE of unrisked upside potential (20 MMBOE) Terms Encore earns 30% of ExxonMobil's working interest Encore operates during drilling and completion phase Encore and ExxonMobil both have the right to propose wells Highlights 2006 2007 2008 2009 Rigs 4 6 6 6 Wells (Gross) 24 50 47 56 Net CapEx ($MM) $38 $63 $52 $61 Note: Rigs, wells, capital expenditures and production forecasts are subject to numerous variables and are subject to change. Production and upside potential are based on internal estimates. Current rate 685 BOEPD Actual production Forecast

West Texas Joint Venture with ExxonMobil Obligation phase update Brown Bassett Wolfcamp Obligation complete (September 2006) 60 potential locations Brown Bassett Deep Obligation to be completed in May 2007 50 potential locations Wilshire Field Obligation complete (November 2006) 35 potential locations Pegasus Field Obligation to be completed in September 2007 70 potential locations Parks Field Obligation to be completed in August 2007 30 potential locations Delaware Basin Obligation to be completed in August 2007 15 potential locations

West Texas Joint Venture with ExxonMobil


BLK Y
BLK 8
BLK 7
Undeveloped
Underdeveloped
Undeveloped
BLK161
BLK2
Initial rate in MCFD
Encore drilled wells

Brown Bassett Field - Wolfcamp
Climbing the learning curve

- Approximately 24,000 gross acres
- 60 drillable locations
- Tight gas sands 6000' deep
- Estimated reserves 0.7bcf / well (0.3bcf net)
- Estimated capital $1.0MM / well ($65M net)
- Increased expected start rates from 600 mcfd to 750 mcfd
- Commitment phase is complete
- Encore's better wells have been in undeveloped areas

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West Texas Joint Venture with ExxonMobil Pegasus field locations Initial wells Contingent wells Horizontal redevelopment of Upper Devonian 1.8 TCFE cumulative production - Mainly from Lower Devonian 160 active wells 21,700 gross acres Currently developed with vertical wells in the Lower Devonian 75 Devonian locations at 3.0 BCFE gross per well, .9 BCFE Net per well Capital cost per well: $2.4MM (Net) Pegasus Field Parks Pegasus Wilshire Brown Bassett Coyanosa Waha Block 16

New Mexico Inventory Enhancement Strategy Farm-in acreage from Majors and lease acreage with identified prospects Drill low to medium risk wells Multipay targets Encore New Mexico Region will develop and build its asset base by: Entering into Joint Venture/Free look agreements with majors "Drill To Earn" or Farmouts "close-in" exploitation opportunities Acquiring Leasehold or Producing properties Establishing "Build-In" partnerships with other independent exploration companies Since 2006, Encore has acquired or farmed-in 6,300 gross acres with up to 22 potential drilling locations. Encore's New Playground

New Mexico Drilling Summary Two operated wells drilled to date with the 1st well on production since 12/11/06. Encore owns an 85% working interest The initial test rate for the 1st well was over 20MMCFPD which is exceeding expectation of 2MMCFPD Due to lack of pipeline capacity, this well is only producing between 2-3 MMCFPD Net on a 7/64" choke with 5650 # flowing pressure Plan under way to establish a new pipeline tie-in by Feb. 2007 with capacity up to 9 MMCFPD The 2nd well encountered the same reservoir with the same pressure but less sand. Completion is underway and estimated 1st gas sale will be mid- February, 2007. Encore owns 100% working interest Actual test flare from Encore 36-1

Oil Hedge Program Via put options, Encore retains upside but limits downside Two-thirds of our production is oil (1) Hedge percentages use 1H06 oil production in the denominator. Hedge prices are NYMEX equivalent. In 2008 and 2009, 4,000 and 5,000 BOPD are $70/$50 put spreads. Encore has 25% of oil production floored at $70 in 2009 Oil Puts While the average put strike price is $65, almost half of these puts have a strike price of $70 Oil hedging

Presentation Summary Create value through three competitive advantages Strategic acquisitions Focused reservoir management Creative deal structures that enhance inventory Preserve value through a prudent hedge policy Strong reserve base with visible upside growth potential 196 MMBOE of proved reserves 285 MMBOE of unrisked upside potential

Encore Acquisition Company

Appendix ~ Performance Highlights $15.46 $19.73 $24.44 $32.95 $34.06 ($4.15) ($4.70) ($5.30) ($6.72) ($8.97) ($0.70) ($1.89) ($4.21) ($5.71) ($5.28) Hedge LOE Gross Margin 3% 19% 69% 7% 16% 68% 11% 14% 66% 11% 14% 66% 10% 17% 64% Note: See appendix for reconciliation of non-GAAP measures to reported GAAP amounts. Taxes 9% 9% 9% 9% 9% ($2.12) ($2.71) ($3.36) ($4.39) ($4.97)

Appendix ~ High-Pressure Air Injection High-pressure air injection is working in the Cedar Creek Anticline Encore's Red River U4 projects are in the same zone, same anticline Note: Production data is from certain available HPAI units and does not necessarily include entire HPAI production for the project. Gross production represents actual production at the field level without deducting production attributable to the net profits interest. Encore operated properties are shown net; properties operated by others are shown gross.

Appendix ~ Original Oil in Place Analysis 120 miles long spanning three states (Montana, North Dakota and South Dakota) Over 3.25 billion gross barrels of original oil in place Only 464 million gross barrels of cumulative production 117 MMBOE net proved reserves 210 MMBOE net unrisked upside potential Currently Producing HPAI Projects 3.25 Billion Gross Barrels of Original Oil in Place Conventional (.5%) Upside Potential 9 MMBOE 40 MMBOE Non-Ordivician HPAI (2%) Upside Potential Note: Original oil in place and upside potential are based on internal estimates. Original oil in place is not an estimate of the amount of recoverable oil in place.

Appendix ~ Rate of Return 2005 drilling program (1) (1) NYMEX strip as of the beginning of 2006, when calendar 2006 was trading at approximately $65 for oil and $9 for gas.

Appendix ~ Reconciliation of Non-GAAP Amounts to GAAP * (1) Average production through 3Q06 plus guidance provided for 4Q06. (1)

Appendix ~ Current Hedge Position

Appendix ~ Hard Not To Be Bullish on Oil


Chronic Supply Risk
Lack of Spare Capacity
Peak Oil
Rising F&D Costs
Rise of Radical Islam
Dollar at Risk
Russia's State Control
India and China Growing
Oil Price Inelasticity
Low Real Interest Rates
Inherent Value
Iran Nuclear
Instability
Republican President Through 2008

Source: PIRA

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